SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 17, 2010

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                            BROOKLINE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-23695                04-3402944
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 (State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
      of incorporation)                                   Identification No.)


160  Washington Street, Brookline, Massachusetts              02447-0469
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 (Address  of  principal  executive  offices)                 (Zip  Code)


                                 (617) 730-3500
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Director

On February 17, 2010, the Company received a letter from Richard P. Chapman, Jr., announcing his resignation as a director of Brookline Bancorp, Inc. As of the date of his resignation, Mr. Chapman was the Chairman of the board of directors and a member of the Executive Committee of the board of directors. Mr. Chapman resigned for the reasons stated in his letter, a copy of which is attached as an exhibit to this report. The offer to acquire Brookline Bancorp, Inc. referred to in Mr. Chapman's letter was rejected at a meeting of the board of directors on February 3, 2010. Ten directors voted in favor of the rejection and two directors voted against the rejection.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              BROOKLINE BANCORP, INC.


Date:  February 22, 2010         By: /s/ Paul R. Bechet
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                                     Paul R. Bechet
                                     Senior Vice President and
                                     Chief Financial Officer

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                                 EXHIBIT INDEX


The following exhibit is furnished as part of this report:


 Exhibit No.                          Description
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    99.1        Letter dated February 12, 2010 signed by Richard P. Chapman, Jr.